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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) December 16, 1998
                                                 -----------------


                               PICO HOLDINGS, INC.
               (Exact name of registrant as specified in charter)


         California                    0-18786                  94-2723335
         ----------                    -------                  ----------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


875 Prospect Street, Suite 301, La Jolla, California               92037
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     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (619) 456-6022
                                                    --------------




          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 16, 1998 PICO Holdings, Inc. and Global Equity Corporation announced that PICO Holdings, Inc. had completed the acquisition of Global Equity Corporation. PICO Holdings, Inc. also announced that on December 17, 1998 its shares would trade on the basis of the one-for-five reverse stock split.

         A copy of the press release relating to this public announcement is attached hereto as Exhibit 99.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PICO HOLDINGS, INC.


Date: December 22, 1998                 By: /s/ Gary W. Burchfield
                                           -----------------------
                                           Gary W. Burchfield
                                           Chief Financial Officer and Treasurer




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                                 EXHIBITS INDEX


Exhibit Number                           Description
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     99.            December 16, 1998 Joint Press Release between PICO Holdings,
                    Inc. and Global Equity Corporation





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